UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2024

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36745	59-2262718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

631-240-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APDN	The Nasdaq Stock Market

Item 1.01 Entry into a Material Definitive Agreement

On April 15, 2024, Applied DNA Sciences, Inc. (the “Company”) held a special meeting of stockholders, at which the stockholders’ approved the Company entering into the Warrant Amendments (as defined below).

On April 16, 2024, the Company entered into amendments to certain outstanding warrants (“Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) with certain holders (the “Holders”) of an aggregate of 3,113,213 Warrants comprised of (i) 2,655,400 Warrants held directly by certain Holders (the “Purchase Warrant Amendment”) and (ii) 457,813 Warrants held in book-entry form with the Company’s transfer agent (the “Book-Entry Warrant Amendment”, and, with the Purchase Warrant Amendment, the “Warrant Amendments”). The Book-Entry Warrant Amendment was entered into by the Holders of the required number of Warrants for an amendment of such warrants.

Pursuant to the Warrant Amendments, the Holders agreed to reduce the exercise price of the Warrants, which were previously issued to the Holders with exercise prices ranging from $1.29 to $4.00 per warrant, to $0.609 per Warrant. The Company also agreed to extend the expiration date for the Warrants to August 9, 2028.

Further information about the original terms of the Warrants are below:

Investor	Warrants Outstanding	Original Issue Date	Original Expiration Date	Original Exercise Price
Dillon Hill Investment Co. LLC	59,000	10/7/2020	10/7/2025	$1.51
Dillon Hill Capital LLC	100,000	10/7/2020	10/7/2025	$1.51
Dillon Hill Investment Co. LLC	50,000	12/9/2020	12/8/2025	$1.31
Dillon Hill Investment Co. LLC	50,000	12/10/2020	12/9/2025	$1.29
Dillon Hill Investment Co. LLC*	198,739	11/15/2019	11/15/2024	$1.47
Dillon Hill Capital LLC*	201,000	11/15/2019	11/15/2024	$1.47
Various Investors*	58,074	11/15/2019	11/15/2024	$1.47
Armistice Capital Master Fund Ltd.	1,496,400	2/24/2022	8/24/2027	$2.84
Armistice Capital Master Fund Ltd.	900,000	8/8/2022	8/9/2027	$4.00

*Denotes Warrants held in book-entry form with the Company’s transfer agent

The foregoing summaries of the Warrant Amendments do not purport to be complete and are subject to, and qualified in their entirety by, the forms of such documents attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 3.03. Material Modifications to Rights of Securityholders.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Purchase Warrant Amendment
10.2	Form of Book-Entry Warrant Amendment
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2024	APPLIED DNA SCIENCES, INC.

	By:	/s/ James A. Hayward
	Name:	James A. Hayward
	Title:	Chief Executive Officer